SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2003

UCBH Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-24947	94-3072450

(State or other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

711 Van Ness Avenue San Francisco, California	94102

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 928-0700

Not Applicable

(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure (Item 12. Disclosure of Results of Operations and Financial Condition).
SIGNATURES
Exhibit 99.1

Item 9.   Regulation FD Disclosure (Item 12. Disclosure of Results of Operations and Financial Condition).

The earnings release for the quarter ended March 31, 2003 attached as Exhibit 99.1 to this Form 8-K is being furnished to the Securities and Exchange Commission pursuant to Item 12 of Form 8-K.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UCBH HOLDINGS, INC.

Date: April 10, 2003	By:	/s/ Jonathan H. Downing Jonathan H. Downing Executive Vice President and Chief Financial Officer